Exhibit 10.36

SIGN AND RETURN THIS PAGE TO CIRM DR2A-05416

NOTICE OF LOAN AWARD – CIRM RFA 10-05: Disease Team Therapy Development

Research Awards

California Institute for Regenerative Medicine

Issue Date: April 9th, 2013

Loan Number: Loan Recipient Name:	DR2A-05416 StemCells, Inc.	Budget Period:	[****]
Organization ID:	PR-Y0027A-LA	Project Period Start:	[****]
Principal Investigator: Co-Principal Investigator (s):	Alexandra Capela Frank LaFerla	Project Period End:	[****]
Project Title:	Restoration of memory in Alzheimer’s disease: a new paradigm using neural stem cell therapy

Authorized Organizational Official and Address:	Official and Address to Receive Payments:
Ann Tsukamoto, Executive VP, Res & Dev 7707 Gateway Blvd. Newark, CA 94560	Rodney Young, Chief Financial Officer 7707 Gateway Blvd. Newark, CA 94560

The California Institute for Regenerative Medicine hereby awards a loan in the amount of $19,309,403 to be disbursed over a total period of 4 years to StemCells, Inc. (Organization ID PR-Y0026A-SF) in support of the above referenced project. This award is made pursuant to the California Stem Cell Research and Cures Act (Health and Safety Code section 125290.10 et. seq.) and is subject to the Terms and Conditions referenced below. Capitalized terms are defined herein or in the CIRM Loan Administration Policy, (LAP), a copy of which is attached as Exhibit B to the Loan Agreement between CIRM and StemCells, Inc., dated April 5th, 2013 (“Loan Agreement”), or in the Loan Agreement, as applicable.

By accepting this Loan, the Loan Recipient warrants to CIRM that any funds expended under the award will be used for the purposes set forth in the approved application and this Notice of Loan Award (NLA) and agrees to comply with all applicable CIRM regulations and standards.

To accept this Loan, the Principal Investigator and Authorized Organizational Official must sign and return this NLA to CIRM within 45 days of the issue date. Payment will be issued only after the signed NLA is received by CIRM. Loan funds will be sent to the organization’s address listed above under Official and Address to Receive Payments unless an updated address is provided in the box below. If the applicant cannot accept the award, including the legal obligation to perform in accordance with the provisions of this NLA, it should notify CIRM immediately.

If you have any questions about this award, please contact the CIRM staff referenced on page 5.

Updated Address to Receive Payments:

Elona Baum, Esq.
General Counsel and Vice President,
Business Development
California Institute for Regenerative Medicine

AWARD ACCEPTANCE: The Principal Investigator and Authorized Organizational Official must sign below and return the entire NLA to CIRM to accept the Loan award on the terms provided herein and in the Appendices which are attached hereto and incorporated herein.

	Principal Investigator	Authorized Organizational Official
Name	Alexandra Capela	Ann Tsukamoto
Signature	/s/ Alexandra Capela	/s/ Ann Tsukamoto
Date	April 10, 2013	April 10, 2013

SIGN AND RETURN ALL PAGES TO CIRM

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

TERMS AND CONDITIONS OF AWARD

A.	This award is based on the application submitted to CIRM, and as approved by the Independent Citizens’ Oversight Committee (ICOC) on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

1.	The California Stem Cell Research and Cures Act (Health and Safety Code Section 125290.10 et. seq.) and regulations adopted by the ICOC.

2.	The CIRM Loan Administration Policy (Cal. Code Regs., tit. 17, § 100800 et seq.), the CIRM Scientific and Medical Accountability Standards (Cal. Code Regs., tit. 17, § 100100 et seq.), the CIRM Intellectual Property and Revenue Sharing Requirements for Non-Profit and For-Profit Grantees (Cal. Code Regs., tit. 17, § 100600 et seq.).

3.	The terms and requirements detailed in RFA 10-05: CIRM Disease Team Therapy Development Research Awards.

4.	The Progress Milestones and Go/No Go Milestones set out in Appendix A to this NLA and in the Loan Agreement executed by CIRM and Loan Recipient, attached hereto as Appendix B. In the event of a conflict between this Notice of Loan Award and the Loan Agreement, the terms of the Loan Agreement will prevail.

5.	Budget detail for the Principal Investigator and the Co-Principal Investigator(s) set out below.

B.	The CIRM-funded project shall commence [****]. The Loan Recipient shall notify CIRM at least 30 days in advance of its intended start date so that CIRM has adequate time to conduct Pre-Funding Administrative Review (PFAR) of the project. During PFAR, the Loan Recipient shall submit an updated budget, personnel listing, timelines, protocol approvals, and any other information and documents deemed relevant by CIRM. The Loan Recipient shall not receive any disbursement of CIRM funds, and shall not commence the CIRM-funded project, until PFAR has concluded, and CIRM has reviewed and approved all relevant documents.

C.	If the Loan Recipient fails to give notice by [****], of its intention to commence the CIRM-funded project, or fails to commence the CIRM-funded project by [****], CIRM may terminate the award.

D.	In applying for CIRM funding, Loan Recipient represented to CIRM that it possesses certain intellectual property relevant to the CIRM-funded project (prior IP). These representations were material to CIRM’s funding decision. Accordingly, Loan Recipient shall take all appropriate steps to maintain and preserve its patent rights in such prior IP, and shall not abandon any such rights without prior written approval of CIRM.

E.	If CIRM determines, in its sole discretion, that Loan Recipient has not satisfied a Progress Milestone, CIRM may suspend Disbursements until such time as Loan Recipient satisfies the Progress Milestone. Upon suspending Disbursements, CIRM may convene its progress Evaluation Committee and may seek input from Loan Recipient in order to evaluate the circumstances of the delay, including but not limited to, its cause, impact and any mitigating factors; provided, however, that CIRM may permanently cease Disbursements if Loan Recipient does not satisfy the Progress Milestone within four (4) months of the date that the Progress Milestone was scheduled to have been satisfied, or if the delay is not addressed to CIRM’s satisfaction, as determined by CIRM in its sole discretion.

F.	Subject to the provisions of Section 4.4(c) of the CIRM Loan Agreement, CIRM may suspend or permanently cease Disbursements if CIRM determines, in its sole but reasonable discretion, that a No Go Milestone has occurred (as defined in the Loan Agreement) or that Loan Recipient has not satisfied a Go/No Go Milestone.

G.	CIRM has the right to attend as an observer key Food and Drug Administration (FDA) meetings regarding the CIRM-Funded Project, including but not limited to any pre- pre-IND meeting, pre-IND meeting, clinical milestone meeting, or clinical hold meeting (FDA Meetings). CIRM also has the right to review any data package(s) or other information, including confidential and/or proprietary information, provided by Loan Recipient to the FDA in connection with such FDA Meetings, as well as any FDA Meeting minutes relating thereto, and to share such information with CIRM’s confidential advisers. To facilitate CIRM’s participation

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

in FDA Meetings, Loan Recipient shall notify CIRM as soon as practicable after it has scheduled an FDA Meeting, and shall, upon request, provide CIRM a copy of any data package or other information it intends to provide or has provided to the FDA, as well as any FDA Meeting minutes.

H.	The timing of the distribution of funds pursuant to this award shall be contingent upon the availability of funds in the California Stem Cell Research and Cures Fund in the State Treasury, as determined by CIRM in its sole discretion.

Please check the CIRM website for updated policy documents: http://www.cirm.ca.gov/cirm-operations/Regulations

AWARD DETAIL (U.S. Dollars):

	Year 1		Year 2		Year 3		Year 4
Total CIRM Project Costs
CIRM Principal Investigator	[****	]	[****	]	[****	]	[****	]
CIRM Co-Principal Investigator (1)	[****	]	[****	]	[****	]	[****	]

APPROVED BUDGET TOTAL	[****	]	[****	]	[****	]	[****	]

Grantee Matching Funds	[****	]	[****	]	[****	]	[****	]

PI: Alexandra Capela

	Year 1		Year 2		Year 3		Year 4
Personnel Costs	[****	]	[****	]	[****	]	[****	]
Travel	[****	]	[****	]	[****	]	[****	]
Supplies	[****	]	[****	]	[****	]	[****	]
Equipment	[****	]	[****	]	[****	]	[****	]
Consultants/Subcontracts	[****	]	[****	]	[****	]	[****	]
Total Direct Project Costs	[****	]	[****	]	[****	]	[****	]
	[****	]	[****	]	[****	]	[****	]
Facilities Costs	[****	]	[****	]	[****	]	[****	]
Indirect Costs	[****	]	[****	]	[****	]	[****	]

APPROVED BUDGET TOTAL	[****	]	[****	]	[****	]	[****	]

Co-PI: Frank LaFerla

	Year 1		Year 2		Year 3		Year 4
Personnel Costs	[****	]	[****	]	[****	]	[****	]
Travel	[****	]	[****	]	[****	]	[****	]
Supplies	[****	]	[****	]	[****	]	[****	]
Equipment	[****	]	[****	]	[****	]	[****	]
Consultants/Subcontracts	[****	]	[****	]	[****	]	[****	]
Total Direct Project Costs	[****	]	[****	]	[****	]	[****	]
	[****	]	[****	]	[****	]	[****	]
Facilities Costs	[****	]	[****	]	[****	]	[****	]
Indirect Costs	[****	]	[****	]	[****	]	[****	]

APPROVED BUDGET TOTAL	[****	]	[****	]	[****	]	[****	]

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

SEMI-ANNUAL INSTALLMENTS ON CIRM DISBURSEMENTS

Disbursements will be made in semi-annual installments, issued at the beginning of each 6-month period. These periods will be tied to the project start date and payments will be made based on the figures provided above. The disbursement schedule for Years 2, 3 and 4 assumes that all Go/No-Go and Progress milestones are met. If some milestones are unmet at the end of Year 1, 2, or 3, CIRM may adjust the disbursement schedule for subsequent years, based on the Project Costs associated with the elements of the milestones that are unmet, after consultation with the Loan Recipient.

Disbursement Schedule:

Payment #:	Type	Schedule Date**	Amount
1	Pre-Award Financial Due Diligence*	4/1/2013	[****	]
2	Year 1 Q1Q2 Payment	~7/1/2013	[****	]
3	Year 1 Q2Q3 Payment	~1/1/2014	[****	]
4	Year 2 Financial Due Diligence*	~7/1/2014	[****	]
5	Year 2 Q1Q2 Payment	~7/1/2014	[****	]
6	Year 2 Q3Q4 Payment	~1/1/2015	[****	]
7	Year 3 Financial Due Diligence*	~7/1/2015	[****	]
8	Year 3 Q1Q2 Payment	~7/1/2015	[****	]
9	Year 3 Q3Q4 Payment	~1/1/2016	[****	]
10	Year 4 Financial Due Diligence*	~7/1/2016	[****	]
11	Year 4 Q1Q2 Payment	~7/1/2016	[****	]
12	Year 4 Q3Q4 Payment	~1/1/2017	[****	]

*	Amounts specified in section 4.6 (b) of the Loan Agreement will be delivered by CIRM directly to the service provider.
**	Assumes a Project Start Date [****].

REPORT SCHEDULE

Report Type	Report Period	Due Date**
Quarterly Progress Report	Year 1 Q1	[****	]
Quarterly Cash-on-Hand Report	Year 1 Q1	[****	]
Financial Milestone Review	Year 1Q2	[****	]
Quarterly Progress Report	Year 1 Q2	[****	]
Quarterly Cash-on-Hand Report	Year 1 Q2	[****	]
Quarterly Progress Report	Year 1 Q3	[****	]
Quarterly Cash-on-Hand Report	Year 1 Q3	[****	]
Financial Milestone Review	Year 2	[****	]
Annual Progress Report	Year 1	[****	]
Annual Financial Report	Year 1	[****	]
Quarterly Progress Report	Year 2 Q1	[****	]
Quarterly Cash-on-Hand Report	Year 2 Q1	[****	]
Financial Milestone Review	Year 2Q2	[****	]
Quarterly Progress Report	Year 2 Q2	[****	]
Quarterly Cash-on-Hand Report	Year 2 Q2	[****	]
Quarterly Progress Report	Year 2 Q3	[****	]
Quarterly Cash-on-Hand Report	Year 2 Q3	[****	]
Financial Milestone Review	Year 3	[****	]
Annual Progress Report	Year 2	[****	]
Annual Financial Report	Year 2	[****	]
Quarterly Progress Report	Year 3 Q1	[****	]
Quarterly Cash-on-Hand Report	Year 3 Q1	[****	]
Financial Milestone Review	Year 3 Q2	[****	]
Quarterly Progress Report	Year 3 Q2	[****	]
Quarterly Cash-on-Hand Report	Year 3 Q2	[****	]
Quarterly Progress Report	Year 3 Q3	[****	]

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

Quarterly Cash-on-Hand Report	Year 3 Q3	[****	]
Financial Milestone Review	Year 4	[****	]
Annual Progress Report	Year 3	[****	]
Annual Financial Report	Year 3	[****	]
Quarterly Progress Report	Year 4 Q1	[****	]
Quarterly Cash-on-Hand Report	Year 4 Q1	[****	]
Financial Milestone Review	Year 4Q2	[****	]
Quarterly Progress Report	Year 4 Q2	[****	]
Quarterly Cash-on-Hand Report	Year 4 Q2	[****	]
Quarterly Progress Report	Year 4 Q3	[****	]
Quarterly Cash-on-Hand Report	Year 4 Q3	[****	]
Annual Progress Report	Year 4	[****	]
Annual Financial Report	Year 4	[****	]

**	Assumes a Project Start Date of [****].

For an explanation of reporting requirements, please refer to the Loan Administration Policy (Rev May 2012; http://www.cirm.ca.gov/files/transcripts/pdf/2012/09-05-12.pdf) as well as the “Reporting Requirements for Disease Team Research Awards” document provided separately.

CIRM CONTACTS:

Gabriel Thompson, Deputy Grants Management Officer

Phone: 415-608-####        Email: xxxxxx@cirm.ca.gov        Fax: (415) 396-####

Catherine Priest, Science Officer

Phone: 415-396-####        Email: xxxxxx@cirm.ca.gov        Fax: (415) 396-####

CIRM Mailing Address:

California Institute for Regenerative Medicine

Attn: Grants Management Office

210 King Street

San Francisco, CA 94107

The CIRM home page is at http://www.cirm.ca.gov

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

APPENDICES

Appendix A	Research Milestones
Appendix B	Loan Agreement

CIRM USE ONLY: 6445-601-6047001/H&S Code 125291.20 Statutes 2004

NOTICE OF LOAN AWARD	DR2A-05416

APPENDIX A – CIRM RFA-10-01: (RFA 10-05) Disease Team Therapy Development Awards

California Institute for Regenerative Medicine

Grant Number: Grantee Name:	DR2A-05416 StemCells, Inc.	Budget Period:	Annual beginning on the Project Start Date
Grantee ID:	PR-Y0027A-LA	Project Period Start:	[****]
Principal Investigator: Co-Principal Investigator (s): Project Title:	Alexandra Capela Frank LaFerla	Project Period End:	[****]

Restoration of memory in Alzheimer’s disease: a new paradigm using neural stem cell therapy

Milestone achievement is an important indicator of progress and is a major factor in review of progress reports. Insufficient progress through milestones may result in loss of further funding. The milestones summarized below replace the milestones proposed in the original Application. These milestones will be used as a basis for review in the progress reports and progress Evaluation Meetings unless further modified with Prior Approval from CIRM.

RESEARCH MILESTONES

(Assumes a Project Start Date of [****])

Year 1 = [****]

Year 2 = [****]

Year 3 = [****]

Year 4 = [****]

Year 1 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments, & Potential Risks to Timeline
Pharm/tox	[****]	Y1 Q3	Go / No Go	[****]

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

Year 2 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments & Potential Risks to Timeline
Pharm/tox	[****]	Y2 Q3	Go / No Go	[****]

	[****]	Y2 Q3	Go / No Go	[****]

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

CMC	[****]	Y2Q2	Go / No Go	[****]
Clinical/ Regulatory	[****]	Y2 Q4	Go / No Go	[****]

Year 3 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments & Potential Risks to Timeline
Pharm/tox	[****]	Y4 Q2	Go / No Go	[****]

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

NOTICE OF LOAN AWARD	DR2A-05416

Clinical/ Regulatory	[****]	Y4 Q3	Go / No Go	[****]

Year 4 Milestones

	Milestone	Target completion date	Progress or Go/No Go	Comments & Potential Risks to Timeline
Clinical/ Regulatory	8. File IND	Y4 Q4	Progress

[****] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.